================================================================================
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-21880
                                                     ---------

                  Oppenheimer Rochester Michigan Municipal Fund
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
            ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Arthur S. Gabinet
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
         ------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                        Date of fiscal year end: March 31
                                                 --------

                      Date of reporting period: 12/30/2011
                                                ----------
================================================================================

ITEM 1. SCHEDULE OF INVESTMENTS.

OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

   Principal
     Amount                                                     Coupon     Maturity        Value
---------------                                                 ------    -----------    ---------
Municipal Bonds and Notes  108.5%
Michigan   81.1%
$        50,000    Barry County, MI Building Authority(1)        5.650%    07/01/2017    $  50,016

         50,000    Benton Harbor, MI Charter COP(1)              8.000     05/01/2032       35,508

        465,000    Capital Region Airport Authority of MI(1)     5.250     07/01/2021      468,953

         80,000    Center, MI Academy COP(1)                     7.500     10/01/2029       58,324

        100,000    Chelsea, MI EDC (United Methodist
                   Retirement Communities)(1)                    5.400     11/15/2027       96,734

         20,000    Clare County, MI Sewer Disposal System(1)     5.750     11/01/2019       20,610

         80,000    Concord, MI Academy Petoskey COP(1)           7.750     12/01/2020       74,270

         95,000    Concord, MI Academy Petoskey COP(1)           8.375     12/01/2030       84,099

        500,000    Dearborn, MI EDC (Henry Ford Village)(1)      7.125     11/15/2043      478,200

        150,000    Detroit, MI Downtown Devel. Authority(1)      5.250     07/01/2013      150,257

        115,000    Detroit, MI GO(1)                             5.000     04/01/2014      110,489

         40,000    Detroit, MI GO(1)                             5.000     04/01/2022       40,641

        500,000    Detroit, MI GO(1)                             5.000     11/01/2030      523,790

        550,000    Detroit, MI GO(1)                             5.250     04/01/2016      514,580

        785,000    Detroit, MI GO(1)                             5.250     04/01/2024      655,758

        500,000    Detroit, MI GO(1)                             5.250     11/01/2035      518,385

        180,000    Detroit, MI GO(1)                             5.375     04/01/2013      180,175

        100,000    Detroit, MI GO(1)                             5.375     04/01/2014      100,071

        545,000    Detroit, MI GO(1)                             5.375     04/01/2015      545,387

        100,000    Detroit, MI GO(1)                             5.375     04/01/2016      100,047

        105,000    Detroit, MI Local Devel. Finance
                   Authority(1)                                  5.500     05/01/2021       66,482

        360,000    Detroit, MI Local Devel. Finance
                   Authority(1)                                  5.500     05/01/2021      217,894

        135,000    Detroit, MI Local Devel. Finance
                   Authority(1)                                  6.700     05/01/2021      108,487

      2,325,000    Detroit, MI Local Devel. Finance
                   Authority(1)                                  6.850     05/01/2021    1,512,645

        205,000    Detroit, MI Local Devel. Finance
                   Authority (Chrysler Corp.)(1)                 5.375     05/01/2018      175,009

        250,000    Detroit, MI Sewer Disposal System(1)          6.500     07/01/2024      289,378

        750,000    Detroit, MI Sewer Disposal System(1)          7.500     07/01/2033      912,998

      1,000,000    Detroit, MI Water Supply System(1)            6.250     07/01/2036    1,136,620

         25,000    Detroit, MI Wayne County Stadium
                   Authority(1)                                  5.250     02/01/2027       25,026

        150,000    Detroit, MI Wayne County Stadium
                   Authority(1)                                  5.500     02/01/2017      150,374

        250,000    Dickinson County, MI Healthcare System(1)     5.700     11/01/2018      250,065

         10,000    East Jackson, MI Public Schools(1)            5.900     05/01/2016       10,179

         15,000    Farmington Hills, MI EDC (Botsford            5.700     02/15/2015       15,028
                   General Hospital)(1)

        220,000    Farmington Hills, MI EDC (Botsford            5.750     02/15/2025      220,068
                   General Hospital)(1)

         75,000    Flint, MI Hospital Building Authority
                   (Hurley Medical Center)(1)                    5.375     07/01/2018       74,453

         15,000    Garden City, MI Hospital Finance
                   Authority (Garden City Hospital
                   Osteopathic)(1)                               5.750     09/01/2017       14,711

        500,000    Grand Rapids, MI EDC (Ferris State
                   University)(1)                                5.500     10/01/2035      522,735

                1 | Oppenheimer Rochester Michigan Municipal Fund

OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)


    Principal
     Amount                                                      Coupon     Maturity        Value
---------------  -------------------------------------------     ------    -----------    ---------
$     500,000    Grand Traverse Academy, MI Public School        4.625%    11/01/2027     $ 412,205
                 Academy(1)

      100,000    Grand Traverse Academy, MI Public School
                 Academy(1)                                      4.750     11/01/2032        78,447

       20,000    Gratiot County, MI EDC (Grand Lodge of
                 Free & Accepted Masons of Michigan)(1)          5.000     11/15/2014        19,617

      155,000    Highland Park, MI Building Authority(1)         7.750     05/01/2018       165,698

       40,000    Hillsdale, MI Hospital Finance Authority
                 (Community Health Center)(1)                    5.250     05/15/2026        35,372

       30,000    Houghton, MI Tax Increment Finance
                 Authority(1)                                    6.000     05/01/2019        30,163

       20,000    Ionia, MI GO(1)                                 6.750     04/01/2015        20,202

       35,000    Melvindale, MI Water Supply & Sewer(1)          5.700     06/01/2016        35,375

    1,000,000    MI Building Authority, Series I(1)              5.000     10/15/2033     1,036,400

      700,000    MI Building Authority, Series I(1)              5.250     10/15/2026       779,590

    1,000,000    MI Building Authority, Series II(1)             5.000     10/15/2029     1,021,670

       85,000    MI Discovery Elementary School COP (Public
                 School Academy)(2)                              8.125     10/01/2031         7,648

      250,000    MI Finance Authority (Hanley Public
                 School)(1)                                      6.125     09/01/2040       223,913

    1,000,000    MI Finance Authority (Old Redford Public
                 School Academy)(1)                              6.500     12/01/2040       939,440

       65,000    MI George Washington Carver Public School
                 Academy COP(1)                                  8.000     09/01/2017        55,667

      510,000    MI George Washington Carver Public School
                 Academy COP(1)                                  8.125     09/01/2030       360,641

       50,000    MI HEFA (Kettering University)(1)               5.000     09/01/2031        44,110

       20,000    MI HEFA (Kettering University)(1)               5.500     09/01/2015        20,018

    1,080,000    MI HEFA (Kettering University)(1)               5.500     09/01/2021     1,080,054

      100,000    MI Higher Education Student Loan Authority(1)   5.000     03/01/2031       100,096

       75,000    MI Hospital Finance Authority
                 (BGH/ZHCC/BCCC/CEMS Obligated Group)(1)         5.000     02/15/2018        75,051

       60,000    MI Hospital Finance Authority (Crittenton
                 Hospital Medical Center)(1)                     5.625     03/01/2027        60,427

      100,000    MI Hospital Finance Authority (McLaren
                 Health Care Corp.)(1)                           5.000     06/01/2019       100,141

   10,000,000    MI Hospital Finance Authority (McLaren
                 Health Care Corp.)(3)                           5.000     08/01/2035    10,086,000

       25,000    MI Hospital Finance Authority (Memorial
                 Hospital)(1)                                    5.875     11/15/2021        25,026

       10,000    MI Hospital Finance Authority (Mercy
                 Health Services)(1)                             5.375     08/15/2016        10,039

       40,000    MI Hospital Finance Authority (OHC/OUH
                 Obligated Group)(1)                             5.125     08/15/2025        40,048

      500,000    MI Hospital Finance Authority (OUH/OHP/OHS
                 Obligated Group)(1)                             6.000     04/01/2022       533,870

        5,000    MI Hospital Finance Authority (St. John
                 Medical Center)(1)                              5.250     05/15/2026         5,020

       45,000    MI Hsg. Devel. Authority (BGC-II Nonprofit
                 Hsg. Corp.)(1)                                  5.500     01/15/2018        45,089

       95,000    MI Hsg. Devel. Authority (Charter Square)(1)    5.500     01/15/2021        95,152


                2 | Oppenheimer Rochester Michigan Municipal Fund

OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)


   Principal
     Amount                                                     Coupon      Maturity       Value
---------------  --------------------------------------------   ------    -----------    ---------
$      10,000    MI Hsg. Devel. Authority (Charter Square)(1)    5.500%    01/15/2021    $  10,016

      500,000    MI Hsg. Devel. Authority (Rental Hsg.)(1)       6.000     10/01/2045      505,610

    1,000,000    MI Hsg. Devel. Authority (Rental Hsg.)(1)       6.050     10/01/2041    1,054,750

       30,000    MI Hsg. Devel. Authority (Rental Hsg.)(1)       6.100     10/01/2033       30,017

      105,000    MI Hsg. Devel. Authority (Rental Hsg.)(1)       6.250     10/01/2037      110,122

       80,000    MI Hsg. Devel. Authority (Section 8
                 Assisted Mtg.)                                  8.126(4)  04/01/2014       67,895

      750,000    MI Hsg. Devel. Authority (Single Family
                 Hsg.)(1)                                        5.500     12/01/2028      774,180

       35,000    MI Hsg. Devel. Authority (Walled Lake
                 Villa)(1)                                       6.000     04/15/2018       35,086

       80,000    MI John Tolfree Health System Corp.(1)          5.850     09/15/2013       78,597

        5,000    MI Municipal Bond Authority(1)                  5.375     11/01/2020        5,005

      335,000    MI Municipal Bond Authority(1)                  5.500     11/01/2027      348,501

       60,000    MI New Beginnings Academy COP(1)                8.000     02/01/2032       42,851

      125,000    MI Pansophia Academy COP(1)                     7.000     06/01/2029       83,594

      500,000    MI Public Educational Facilities Authority
                 (Landmark Academy)(1)                           6.625     06/01/2030      483,825

      200,000    MI Public Educational Facilities Authority
                 (Old Redford Academy)(1)                        6.000     12/01/2035      177,982

       50,000    MI Strategic Fund Limited Obligation (Dow
                 Chemical Company)(1)                            5.500     12/01/2028       52,388

      880,366    MI Strategic Fund Limited Obligation
                 (Wolverine Human Services)(1)                   5.850     08/31/2027      760,716

    1,880,000    MI Strategic Fund Limited Obligation
                 (Wolverine Human Services)(1)                   7.875     08/31/2028    1,675,907

       40,000    MI Tobacco Settlement Finance Authority(1)      5.125     06/01/2022       34,078

    2,500,000    MI Tobacco Settlement Finance Authority(1)      6.000     06/01/2048    1,792,650

   75,650,000    MI Tobacco Settlement Finance Authority         7.249(4)  06/01/2052    1,015,223

    1,000,000    Michigan State University(1)                    5.000     02/15/2044    1,059,130

       10,000    Mount Clemens, MI Hsg. Corp. (FHA Section
                 8), Series A(1)                                 6.600     06/01/2022       10,021

       50,000    New Buffalo, MI GO(1)                           5.300     04/01/2014       50,398

       30,000    Oceola Township, MI Special Assessment(1)       6.000     06/01/2014       30,566

       30,000    Oceola Township, MI Special Assessment(1)       6.000     06/01/2015       30,548

       25,000    Ottawa County, MI (Grand Haven Township
                 System Extensions)(1)                           5.750     07/01/2015       25,659

       25,000    Ottawa County, MI (Jamestown Township
                 System Extension No. 1)(1)                      5.900     05/01/2015       25,454

       50,000    Plymouth, MI Educational Center Charter
                 School (Public School Academy)(1)               5.375     11/01/2030       42,632

      175,000    Plymouth, MI Educational Center Charter         5.625     11/01/2035      147,275
                 School (Public School Academy)(1)

      720,000    Pontiac, MI Tax Increment Finance Authority     5.375     06/01/2017      531,490

      115,000    Pontiac, MI Tax Increment Finance Authority     6.250     06/01/2022       73,644

      500,000    Port Huron, MI Water Supply System(1)           5.250     10/01/2031      523,070

      790,000    Royal Oak, MI Hospital Finance Authority
                 (William Beaumont Hospital)(1)                  8.250     09/01/2039      948,648

       15,000    Saginaw County, MI (Williamson Acres
                 Drain)(1)                                       5.000     06/01/2018       15,184

       20,000    Scio Township, MI Building Authority(1)         5.650     05/01/2016       20,206


                3 | Oppenheimer Rochester Michigan Municipal Fund

OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)


   Principal
    Amount                                                         Coupon      Maturity        Value
---------------    -------------------------------------------     ------    ------------    ----------
$        25,000    Scio Township, MI Building Authority(1)         5.650%     05/01/2017     $   25,249

         10,000    Star International Academy, MI COP(1)           8.000      03/01/2033         10,340

        885,000    Wayne County, MI Building Authority(1)          5.250      06/01/2016        888,416

        150,000    Wayne County, MI Building Authority(1)          5.250      10/01/2016        151,686

          5,000    Wayne, MI Charter County Airport (Detroit
                   Metropolitan Wayne County)(1)                   5.000      12/01/2028          4,910

      1,000,000    Wayne, MI Charter County Airport (Detroit
                   Metropolitan Wayne County)(1)                   5.250      12/01/2023      1,042,100

        490,000    Wayne, MI Charter County Airport
                   Facilities (Northwest Airlines)(1)              6.000      12/01/2029        433,532

      1,820,000    Wayne, MI Charter County GO(1)                  6.750      11/01/2039      2,004,220
                                                                                            -----------
                                                                                             45,284,006
                                                                                            -----------
U.S. Possessions  27.4%
        250,000    Guam Government Business Privilege(1)           5.250      01/01/2036        265,693

         30,000    Guam Government Waterworks Authority &
                   Wastewater System(1)                            6.000      07/01/2025         30,477

      1,000,000    Puerto Rico Aqueduct & Sewer Authority(1)       6.125      07/01/2024      1,132,050

        445,000    Puerto Rico Commonwealth GO(1)                  5.750      07/01/2041        469,827

        750,000    Puerto Rico Commonwealth GO(1)                  6.500      07/01/2037        829,785

        500,000    Puerto Rico Electric Power Authority,
                   Series CCC(1)                                   5.250      07/01/2028        528,605

        250,000    Puerto Rico Electric Power Authority,
                   Series TT(1)                                    5.000      07/01/2032        252,935

          5,000    Puerto Rico Highway & Transportation
                   Authority(1)                                    5.000      07/01/2028          5,028

        250,000    Puerto Rico Highway & Transportation
                   Authority(1)                                    5.500      07/01/2030        270,498

         60,000    Puerto Rico Highway & Transportation
                   Authority, Series G(1)                          5.000      07/01/2042         59,674

         15,000    Puerto Rico IMEPCF (American Airlines)(2)       6.450      12/01/2025          3,155

        145,000    Puerto Rico Infrastructure (Mepsi Campus)(1)    5.600      10/01/2014        148,247

        700,000    Puerto Rico Infrastructure (Mepsi Campus)(1)    6.250      10/01/2024        705,453

      1,855,000    Puerto Rico Infrastructure (Mepsi Campus)(1)    6.500      10/01/2037      1,847,858

         75,000    Puerto Rico ITEMECF (San Lucas & Cristo
                   Redentor Hospitals)(1)                          5.750      06/01/2029         53,544

        360,000    Puerto Rico Port Authority (American
                   Airlines), Series A(2)                          6.250      06/01/2026         75,712

         15,000    Puerto Rico Public Buildings Authority(1)       5.125      07/01/2024         15,030

        500,000    Puerto Rico Public Buildings Authority(1)       6.250      07/01/2031        584,510

      2,100,000    Puerto Rico Public Buildings Authority(1)       6.750      07/01/2036      2,380,171

        500,000    Puerto Rico Public Buildings Authority(1)       7.000      07/01/2021        558,260

        250,000    Puerto Rico Public Buildings Authority(1)       7.000      07/01/2025        273,070

      1,000,000    Puerto Rico Public Finance Corp., Series B(1)   5.500      08/01/2031      1,026,930

        750,000    Puerto Rico Sales Tax Financing Corp.,          6.500      08/01/2044        863,933
                   Series A(1)

      1,000,000    Puerto Rico Sales Tax Financing Corp.,
                   Series C(1)                                     0.000(5)   08/01/2032        944,590

      1,000,000    Puerto Rico Sales Tax Financing Corp.,
                   Series C(1)                                     5.750      08/01/2057      1,089,530

        700,000    V.I. Public Finance Authority (Hovensa
                   Refinery)(1)                                    5.875      07/01/2022        642,355

        250,000    V.I. Water & Power Authority, Series  A(1)      5.000      07/01/2031        251,733
                                                                                            -----------

                                                                                             15,308,653

                4 | Oppenheimer Rochester Michigan Municipal Fund

OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)


                                                                Value
                                                         -------------------
Total Investments, at Value (Cost $63,312,444)-108.5%    $        60,592,659

Liabilities in Excess of Other Assets-(8.5)                      (4,726,314)
                                                         -------------------
Net Assets-100.0%                                        $        55,866,345
                                                         ===================

Footnotes to Statement of Investments
----------

* December 30, 2011 represents the last business day of the Fund's quarterly period. See accompanying Notes.

1. All or a portion of the security position has been segregated for collateral to cover borrowings.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See accompanying Notes.

4.   Zero coupon bond reflects effective yield on the date of purchase.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of December 30, 2011 based on valuation input level:


                                                                      LEVEL 3-
                                    LEVEL 1-           LEVEL 2-    SIGNIFICANT
                                  UNADJUSTED  OTHER SIGNIFICANT   UNOBSERVABLE
                               QUOTED PRICES  OBSERVABLE INPUTS         INPUTS           VALUE
----------------------------  --------------  -----------------  -------------  --------------

ASSETS TABLE

INVESTMENTS, AT VALUE:
Municipal Bonds and Notes

      Michigan                $           --  $      45,284,006  $          --  $   45,284,006

      U.S. Possessions                    --         15,308,653             --      15,308,653
                              ----------------------------------------------------------------
Total Assets                  $           --  $      60,592,659  $          --  $   60,592,659
                              ----------------------------------------------------------------


Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

                5 | Oppenheimer Rochester Michigan Municipal Fund

OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:


BCCC                Botsford Continuing Care Corp.
BGH                 Botsford General Hospital
CEMS                Community Emergency Medical Services
COP                 Certificates of Participation
EDC                 Economic Devel. Corp.
FHA                 Federal Housing Agency/Authority
GO                  General Obligation
HEFA                Higher Education Facilities Authority
IMEPCF              Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF             Industrial, Tourist, Educational, Medical and Environmental Community Facilities
OHC                 Oakwood Hospital Corp.
OHP                 Oakwood Health Promotions
OHS                 Oakwood Healthcare System
OUH                 Oakwood United Hospitals
ROLs                Residual Option Longs
V.I.                United States Virgin Islands
ZHCC                Zieger Health Care Corp.


NOTES TO STATEMENT OF INVESTMENTS

QUARTERLY PERIOD. Since December 30, 2011 represents the last day during the Fund's quarterly period on which the New York Stock Exchange was open for trading, the Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including

               6 | Oppenheimer Rochester Michigan Municipal Fund

OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. These securities entail leverage, and their interest rate varies inversely at a multiple of the change in short-term interest rates. As short term interest rates rise, inverse floating rate securities produce less current income. The value of such securities is also more volatile than comparable fixed rate securities.

An inverse floating rate security is created as part of a financial transaction referred to as a "tender option bond" transaction. In most cases, in a tender option bond transaction the Fund purchases and subsequently transfers a fixed rate municipal bond (the "underlying municipal bond") to a broker dealer (the "sponsor"). The sponsor creates a trust (the "Trust") into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an "inverse floating rate security") to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the "purchase price") periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust's administrative expenses and accrued interest to holders of the short term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying bond paid to the Fund is inversely related the rate of interest on the short term floating rate securities.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short term floating rate securities to facilitate the Fund's acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short term floating rate securities and a specified portion of any market value gain on the

               7 | Oppenheimer Rochester Michigan Municipal Fund

OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short term floating rate securities. Through the exercise of either of these rights, the Fund can terminate or "collapse" the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short term floating rate securities to the Fund's investment exposure to the underlying municipal bond.

The Fund's investments in inverse floating rate securities involve certain risks. The value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate municipal bond having a similar credit quality and maturity, and should be expected to be more volatile than a direct investment in the related underlying municipal bond because of the effect of leverage provided by the related short term floating rate securities. An inverse floating rate security can be expected to underperform fixed rate municipal bonds when the difference between long term and short term interest rates is decreasing (or is already small) or when long term interest rates are rising, but can be expected to outperform fixed rate municipal bonds when the difference between long term and short term interest rates is increasing (or is already large) or when long term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or "collapse" of a Trust upon the occurrence of certain adverse events, usually referred to as "mandatory tender events" or "tender option termination events." These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security generally receiving the proceeds of such sale only after the holders of the short term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the occurrence of a "mandatory tender event." In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement may effectively make the Fund liable for the amount of the difference between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund's potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund's investment in related inverse floating rate securities, if it deems it appropriate to do so. As of December 30, 2011, the Fund's maximum exposure under such agreements is estimated at $5,000,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by purchasing and subsequently transferring an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities in the annual and semiannual reports equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund's Statement of Operations in the annual and semiannual reports, while interest payable on the related short term floating rate securities is recorded as interest expense. At December 30, 2011, municipal bond holdings with a value of $10,086,000 shown on the Fund's Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $5,000,000 in short-term floating rate securities issued and outstanding at that date.

               8 | Oppenheimer Rochester Michigan Municipal Fund

OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

At December 30, 2011, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

 PRINCIPAL                                             COUPON       MATURITY
   AMOUNT    INVERSE FLOATER(1)                        RATE(2)       DATE        VALUE
-----------  -------------------------------------   ----------    ---------  -----------
$ 5,000,000  MI Hospital Finance Authority ROLs(3)        8.094%      8/1/35  $ 5,086,000

----------
1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports, and interest on the security is recorded as investment income on the Fund's Statement of Operations in the annual and semiannual reports.

The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short term floating rate securities that are related to the inverse floating rate securities from time to time held by the Fund to the total assets of the Fund. The Fund's exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $5,000,000 as of December 30, 2011.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of December 30, 2011 is as follows:

Cost                                 $353,314

Market Value                         $ 86,515

Market Value as a % of Net Assets        0.15%


CONCENTRATION RISK. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 30, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities      $               58,306,033(1)
                                    ==========================
Gross unrealized appreciation       $                2,758,280
Gross unrealized depreciation                       (5,478,065)
                                    --------------------------
Net unrealized depreciation         $               (2,719,785)
                                    ==========================

----------
1. The Federal tax cost of securities does not include cost of $5,006,411, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note.

               9 | Oppenheimer Rochester Michigan Municipal Fund

OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

               10 | Oppenheimer Rochester Michigan Municipal Fund

ITEM 2. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/30/2011, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Michigan Municipal Fund

By:   /s/ William F. GLavin, Jr.
      ----------------------------
      William F.Glavin,Jr.
      Principal Executive Officer

Date: 2/9/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ William F. Glavin, Jr.
      ---------------------------
      William F. Glavin, Jr.
      Principal Executive Officer

Date: 2/9/2012

By:   /s/ Brian W. Wixted
      ---------------------------
      Brian W. Wixted
      Principal Financial Officer

Date: 2/9/2012